EXHIBIT 21

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Abbeyflex Limited	Cyprus
Abechuko Inversiones, S.L.	Spain
Alikate Inversiones, S.L.	Spain
Alimentos del Istmo, S.A.	Panama
Alimentos Quaker Oats y Compania Limitada	Guatemala
Alimesa S.A.	Argentina
Anderson Hill Insurance Limited	Bermuda
Aquafina Inversiones, S.L.	Spain
Aradhana Drinks and Beverages Private Limited	India
Aradhana Foods and Juices Private Limited	India
Atamanskoe, LLC	Russia
Barrett Investments S. à r.L.	Luxembourg
Beaman Bottling Company	United States, Delaware
Bebidas Savoy, C.A.	Venezuela
Beech Limited	Cayman Islands
Beimiguel Inversiones, S.L.	Spain
Bell Taco Funding Syndicate	Australia
Bendler Investments S. à r.L.	Luxembourg
Bermuda Holdings, LLC	United States, Delaware
Beverage Services Limited	Bermuda
Beverage Services, LLC	United States, Delaware
Beverages, Foods & Service Industries, Inc.	United States, Delaware
Bishkeksut, OJSC	Kyrgyzstan
Blaue NC, S. de R.L. de C.V.	Mexico
Blind Brook Global Holdings Partnership	Canada
Blind Brook Global Holdings S. à r.L.	Luxembourg
Bluebird Foods Limited	New Zealand
Bolsherechensk Molkombinat, OJSC	Russia
Boquitas Fiestas S.R.L.	Honduras
Boquitas Fiestas, LLC	United States, Delaware
Bosso Holdings, LLC	United States, Delaware
Bottling Group Espana, S.L.	Spain
Bottling Group Financing, LLC	United States, Delaware
Bottling Group Holdings, Inc.	United States, Delaware
Bottling Group, LLC	United States, Delaware
Brading Holding S. à r.L.	Luxembourg
Bramshaw	Ireland
BUG de Mexico, S.A. de C.V.	Mexico
C & I Leasing, Inc.	United States, Maryland
Canguro Rojo Inversiones, S.L.	Spain
Caroni Investments, LLC	United States, Delaware
Catalana De Bebidas Carbonicas, SL	Spain
CEME Holdings, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
Central K, Inc.	United States, Florida
Centro-Mediterranea de Bebidas Carbonicas PepsiCo, SL	Spain
China Concentrate Holdings (Hong Kong) Limited	Hong Kong
Chipiga, S. de R.L. de C.V	Mexico
Chipsy for Food Industries S.A.E.	Egypt
Chipsy International for Food Industries S.A.E.	Egypt
Cipa Industria de Produtos Alimentares Ltda.	Brazil
Cipa Nordeste Industria de Produtos Alimentares Ltda.	Brazil
CMC Investment Company	Bermuda
Cocina Autentica, LLC	United States, Delaware
Comercializadora Nacional SAS Ltda.	Colombia
Comercializadora PepsiCo Mexico, S de R.L. de C.V.	Mexico
Comercializadora Snacks, S.R.L.	Venezuela
Compania de Bebidas PepsiCo, SL	Spain
Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore
Confiteria Alegro, S. de R.L. de C.V.	Mexico
Copella Fruit Juices Limited	United Kingdom
Copper Beech International, LLC	United States, Delaware
Corina Snacks Limited	Cyprus
Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico
Dark Green Australia Pty Limited	Australia
Daughter Company Wimm-Bill-Dann	Ukraine
Davlyn Realty Corporation	United States, Delaware
Defosto Holdings Limited	Cyprus
Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico
Dilexis S.A.	Argentina
Distribuidora Taobe, C.A.	Venezuela
Dominion Investments S. à r.L.	Luxembourg
Donon Holdings Limited	Cyprus
Dorset Properties Limited	Cyprus
Duo Juice Company	United States, Delaware
Duo Juice Company B.V.	Netherlands
Duyvis Production B.V.	Netherlands
Egmont Holdings Luxembourg S. à r.L.	Luxembourg
Elaboradora Argentina de Cereales S.R.L.	Argentina
Enfolg Inversiones, S.L.	Spain
Enter Logistica, LLC	Russia
Environ at Inverrary Partnership	United States, Florida
Environ of Inverrary, Inc.	United States, Florida
EPIC Enterprises, Inc.	United States, Massachusetts
Eridanus Investments S. à r.L.	Luxembourg
Essentuksky plant of mineral waters on KMV Ltd.	Russia
Euro-Juice G.m.b.H. Import and Vertrieb	Germany
Evercrisp Snack Productos de Chile S.A.	Chile
Fabrica de Productos Alimenticios Rene y Cia S.C.A.	Guatemala
Fabrica de Productos Rene LLC	United States, Delaware
Fabrica PepsiCo Mexicali, S. de R.L. de C.V,	Mexico
Far East Bottlers (Hong Kong) Limited	Hong Kong

NAME OF ENTITY	JURISDICTION
Farm Produce Proprietary Limited	Australia
Fester Industria Alimenticia Ltda.	Brazil
FL Transportation, Inc.	United States, Delaware
FLI Andean, LLC	United States, Delaware
FLI Colombia, LLC	United States, Delaware
FLI Snacks Andean GP, LLC	United States, Delaware
Food Production, CJSC	Russia
Forest Akers Nederland B.V.	Netherlands
Fovarosi Asvanyviz es Uditoipari Zartkoruen Mukodo Reszvenytarsasag	Hungary
Frito Lay (Hungary) Trading and Manufacturing Limited Liability Company	Hungary
Frito Lay de Guatemala y Compania Limitada	Guatemala
Frito Lay Gida Sanayi Ve Ticaret Anonim Sirketi	Turkey
Frito Lay Sp. zo.o.	Poland
Frito-Lay Australia Holdings Pty Limited	Australia
Frito-Lay De Venezuela S.R.L.	Venezuela
Frito-Lay Dip Company, Inc.	United States, Delaware
Frito-Lay Dominicana, S.A.	Dominican Republic
Frito-Lay Global Investments B.V.	Netherlands
Frito-Lay Investments B.V.	Netherlands
Frito-Lay Manufacturing LLC	Russia
Frito-Lay Netherlands Holding B.V.	Netherlands
Frito-Lay North America, Inc.	United States, Delaware
Frito-Lay Poland Sp.z.o.o.	Poland
Frito-Lay Sales, Inc.	United States, Delaware
Frito-Lay Trading Company (Europe) GmbH	Switzerland
Frito-Lay Trading Company (Poland) GmbH	Switzerland
Frito-Lay Trading Company GmbH	Switzerland
Frito-Lay Trinidad Unlimited	Trinidad And Tobago
Frito-Lay, Inc.	United States, Delaware
Froooties Limited	United Kingdom
Fruko Mesrubat Sanayi Limited Sirketi	Turkey
Fundacion Frito Lay de Guatemala	Guatemala
Fundacion Frito Lay Dominicana, Inc.	Dominican Republic
Fundacion Frito Lay Puerto Rico Inc.	Puerto Rico
Fundacion PepsiCo de Argentina	Argentina
Fundacion PepsiCo Mexico, A.C.	Mexico
Gambrinus Investments Limited	Cayman Islands
Gamesa LLC	United States, Delaware
Gamesa, S. de R.L. de C.V.	Mexico
Gas Natural de Merida, S. A. de C. V.	Mexico
Gatika Inversiones, S.L.	Spain
Gatorade Limited	United Kingdom
Gatorade Puerto Rico Company	United States, Delaware
GB Czech LLC	United States, Delaware
GB International, Inc.	United States, Delaware
GB Russia LLC	United States, Delaware
GB Slovak, LLC	United States, Delaware
General Bottlers of Hungary, Inc.	United States, Delaware

NAME OF ENTITY	JURISDICTION
Global PepsiCo Luxembourg Holdings S. à r.L.	Luxembourg
Golden Grain Company	United States, California
Grande-W Co., Ltd.	Russia
Grayhawk Leasing, LLC	United States, Delaware
Green Hemlock International, LLC	United States, Delaware
Greip Inversiones, S.L.	Spain
Grupo Frito Lay Compania Limitada	Guatemala
Grupo Gamesa, S. de R.L. de C.V.	Mexico
Grupo Sabritas, S. de R.L. de C.V.	Mexico
Gulkevichskiy Maslozavod, CJSC	Russia
Harinera Monterrey, S.A. de C.V.	Mexico
Heathland, LP	United States, Delaware
Helioscope Limited	Cyprus
Hillbrook, Inc.	United States, Vermont
Hillwood Bottling, LLC	United States, Delaware
Holding Company "Opolie", CJSC	Russia
Homefinding Company of Texas	United States, Texas
Hudson Valley Insurance Company	United States, New York
IC Equities, Inc.	United States, Delaware
Icaria Invest S. à r.L.	Luxembourg
Importadora Pepsico Agroindustrial, S.C.A.	Venezuela
Importadora Pepsico Alimentos, S.C.A.	Venezuela
Importadora PepsiCo Frito Lay, S.C.A.	Venezuela
Importadora PepsiCo Quaker, S.C.A.	Venezuela
Industrias Taobe, C.A.	Venezuela
Inmobiliaria Goveh S.R.L.	Peru
Inmobiliaria Interamericana, S.A. De C.V.	Mexico
Integrated Beverage Services (Bangladesh) Limited	Bangladesh
Integrated Foods & Beverages Pvt. Ltd.	Bangladesh
International Bottlers Management Co. LLC	United States, Delaware
International Bottlers-Almaty Limited Liability Partnership	Kazakhstan
International KAS Aktiengesellschaft	Liechtenstein
International Refreshment (Thailand) Co., Ltd.	Thailand
International Refreshments Co. Ltd.	Saudi Arabia
Inversiones Borneo S.R.L.	Peru
Inversiones PFI Chile Limitada	Chile
Inversiones Santa Coloma, C.A.	Venezuela
IZZE Beverage Co.	United States, Delaware
Jatabe Inversiones, S.L.	Spain
Jordan Ice & Aerated Water Ltd.	Jordan
Jugodesalud Inversiones, S.L.	Spain
Jungla Mar del Sur, S.A.	Costa Rica
Karasukskoe Moloko, Doughter CJSC	Russia
KAS Anorthosis S.C.A.	Luxembourg
KAS SL	Spain
KRJ Holdings, S. de R.L. de C.V.	Mexico
Kungur Molkombinat, OJSC	Russia
Lacenix Cia. Ltda.	Ecuador

NAME OF ENTITY	JURISDICTION
Large Investments S. à r.L.	Luxembourg
Larragana Holdings 1, LLC	United States, Delaware
Larragana Holdings 2, LLC	United States, Delaware
Larragana Holdings 3, LLC	United States, Delaware
Larragana Holdings 4, LLC	United States, Delaware
Larragana Holdings 5, LLC	United States, Delaware
Larragana Holdings 6, LLC	United States, Delaware
Larragana Holdings 7, LLC	United States, Delaware
Larragana SL	Spain
Latin American Holdings Ltd.	Cayman Islands
Latin American Snack Foods ApS	Denmark
Latin Foods International, LLC	United States, Delaware
Latvian Snacks SIA	Latvia
Lebedyansky Holdings, LLC	Russia
Lebedyansky, LLC	Russia
Lehar Foods Private Limited	India
Limited Liability Company "Barvenkovo Dairy"	Ukraine
Limited Liability Company "PepsiCo Foods Ukraine"	Ukraine
Limited Liability Company "Sandora"	Ukraine
Linkbay Limited	Cyprus
Lorencito Inversiones, S.L.	Spain
Luxembourg SCS Holdings, LLC	United States, Delaware
Maizoro, S. de R.L. de C.V.	Mexico
Management Holdings (Thailand) Co., Ltd.	Thailand
Manurga Inversiones, S.L.	Spain
Marbo d.o.o. Laktasi	Bosnia and Herzegovina
Marbo Product d.o.o. Beograd	Serbia
Marbo Produkt d.o.o.	Croatia
Matudis - Comercio de Produtos Alimentares, Limitada	Portugal
Matutano-Sociedade de Produtos Alimentares, Unipessoal, Lda.	Portugal
Mid-America Improvement Corporation	United States, Illinois
Miglioni Inversiones, S.L.	Spain
Moloko Isilkulya, CJSC	Russia
Moloko Veidelevki, LLC	Russia
Mountain Dew Inversiones, S.L.	Spain
Mountainview Insurance Company, Inc.	United States, Vermont
Nadamas Inversiones, S.L.	Spain
Naked Juice Co.	United States, Pennsylvania
Naked Juice Co. of Glendora, Inc.	United States, California
NCJV, Inc.	United States, Delaware
New Bern Transport Corporation	United States, Delaware
New Century Beverage Company	United States, California
New Generation Beverages Pty Limited	Australia
Niva, CJSC	Russia
Noble Leasing LLC	United States, Delaware
Northeast Hot-Fill Co-op, Inc.	United States, Delaware
Onbiso Inversiones, S.L.	Spain
One World Enterprises, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
One World Investors, Inc.	United States, Delaware
P.B.I. Fruit Juice Company BVBA	Belgium
P-A Barbados Bottling Company, LLC	United States, Delaware
P-A Bottlers (Barbados) SRL	Barbados
P-Americas, LLC	United States, Delaware
Panafota Holdings	Ireland
Papas Chips S.A.	Uruguay
PAS Beverages Ltd.	Bermuda
PAS International Ltd.	Bermuda
PAS Luxembourg, S. à r.L.	Luxembourg
PAS Netherlands B.V.	Netherlands
Pasteleria La Vienesa, C.A.	Venezuela
PBG Beverages Ireland	Ireland
PBG Canada Holdings II, Inc.	United States, Delaware
PBG Canada Holdings, Inc.	United States, Delaware
PBG Cyprus Holdings Limited	Cyprus
PBG International Holdings Luxembourg Jayhawk S.C.S.	Luxembourg
PBG International Holdings Partnership	Bermuda
PBG Investment (Luxembourg) S. à r.L.	Luxembourg
PBG Investment Partnership	Canada
PBG Midwest Holdings S. à r.L.	Luxembourg
PBG Mohegan Holdings Limited	Gibraltar
PBG Soda Can Holdings, S. à r.L.	Luxembourg
PCBL, LLC	United States, Delaware
PCGB (BVI) Limited	British Virgin Islands
PCNA Manufacturing, Inc.	United States, Delaware
PCTI Puerto Rico, Inc.	Puerto Rico
Pei N.V.	Curacao
Pep Trade LLC	Egypt
Pepsi B.V.	Netherlands
Pepsi Bottling Group Cardinals Cooperatie U.A.	Netherlands
Pepsi Bottling Group Global Finance, LLC	United States, Delaware
Pepsi Bottling Group GmbH	Germany
Pepsi Bottling Group Hoosiers B.V.	Netherlands
Pepsi Bottling Holdings, Inc.	United States, Delaware
Pepsi Bugshan Investments S.A.E.	Egypt
Pepsi Cola Colombia Ltda	Colombia
Pepsi Cola Egypt S.A.E.	Egypt
Pepsi Cola Servis Ve Dagitim Ltd.	Turkey
Pepsi Cola Trading Ireland	Ireland
Pepsi Lipton (Guangzhou) Trading Company Limited	China
Pepsi Lipton Holding Company (Hong Kong) Limited	Hong Kong
Pepsi Lipton International Limited	Ireland
Pepsi Logistics Company, Inc.	United States, Delaware
Pepsi Northwest Beverages LLC	United States, Delaware
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Promotions, Inc.	United States, Delaware
Pepsi S.R.L.	Italy

NAME OF ENTITY	JURISDICTION
Pepsi South Bottling LLC	United States, Delaware
PepsiAmericas Nemzetkozi Szolgaltato Korlatolt Felelossegu Tarsasag	Hungary
PepsiCo (China) Co., Ltd.	China
PepsiCo (Gibraltar) Limited	Gibraltar
PepsiCo (Ireland)	Ireland
Pepsico (Malaysia) Sdn. Bhd.	Malaysia
PepsiCo Agro, C.A.	Venezuela
PepsiCo Alimentos Colombia Ltda.	Colombia
PepsiCo Alimentos de Bolivia S.R.L.	Bolivia
Pepsico Alimentos Ecuador Cia. Ltda.	Ecuador
PepsiCo Alimentos Peru S.R.L.	Peru
PepsiCo Alimentos Venezuela, S.R.L.	Venezuela
PepsiCo Alimentos Z.F., Ltda.	Colombia
PepsiCo Alimentos, S.C.A.	Venezuela
PepsiCo Amacoco Bebidas Do Brasil Ltda.	Brazil
PepsiCo Antilles Holdings N.V.	Curacao
PepsiCo Armenia LLC	Armenia
PepsiCo Asia Research & Development Center Company Limited	China
PepsiCo Australia Holdings Pty Limited	Australia
PepsiCo Australia International	Australia
PepsiCo BeLux BVBA	Belgium
PepsiCo Beverages (Hong Kong) Limited	Hong Kong
PepsiCo Beverages Bermuda Limited	Bermuda
PepsiCo Beverages International Limited	Nigeria
PepsiCo Beverages Italia Societa' A Responsabilita' Limitata	Italy
PepsiCo Beverages Switzerland GmbH	Switzerland
PepsiCo Canada (Holdings) ULC	Canada
PepsiCo Canada Finance, LLC	United States, Delaware
PepsiCo Canada ULC	Canada
PepsiCo Captive Holdings, Inc.	United States, Delaware
PepsiCo Caribbean, Inc.	Puerto Rico
PepsiCo Comercial Secor, S.L.	Spain
PepsiCo Consulting Polska Sp. z.o.o.	Poland
PepsiCo CZ s.r.o.	Czech Republic
PepsiCo de Argentina S.R.L.	Argentina
PepsiCo De Bolivia S.R.L.	Bolivia
PepsiCo de Mexico S. de R.L. de C.V.	Mexico
PepsiCo Del Paraguay S.R.L.	Paraguay
PepsiCo Deutschland GmbH	Germany
PepsiCo do Brasil Holding Ltda.	Brazil
PepsiCo do Brasil Ltda.	Brazil
PepsiCo Eesti AS	Estonia
PepsiCo Euro Bermuda Limited	Bermuda
PepsiCo Euro Finance Antilles B.V.	Curacao
PepsiCo Euro Finance Antilles N.V.	Curacao
PepsiCo Europe Support Center, S.L.	Spain
PepsiCo Finance (Antilles A) N.V.	United States, Delaware
PepsiCo Finance (Antilles A) N.V.	Curacao

NAME OF ENTITY	JURISDICTION
PepsiCo Finance (Antilles B) N.V.	Curacao
PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa
PepsiCo Finance Europe Limited	United Kingdom
PepsiCo Financial Shared Services, Inc.	United States, Delaware
PepsiCo Financiera Y Promocion De Empresas, S.L.	Spain
PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong
PepsiCo Foods (China) Company Limited	China
PepsiCo Foods (Private) Limited	Pakistan
PepsiCo Foods and Beverages International Limited	United Kingdom
PepsiCo Foods Taiwan Co., Ltd.	Taiwan
PepsiCo Foods Vietnam Company	Vietnam
PepsiCo Foods, A.I.E.	Spain
PepsiCo France SNC	France
PepsiCo Global Investment Holdings Limited	Ireland
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments S. à r.L.	Luxembourg
PepsiCo Global Mobility, LLC	United States, Delaware
PepsiCo Global Real Estate, Inc.	United States, Delaware
PepsiCo Group Finance International B.V.	Netherlands
PepsiCo Group Holdings International B.V.	Netherlands
PepsiCo Group Spotswood Holdings S.C.S.	Luxembourg
PepsiCo Group, Societe Cooperative	Luxembourg
PepsiCo Gulf International FZE	United Arab Emirates
PepsiCo Holding de Espana Etve, S.L.	Spain
PepsiCo Holdings	United Kingdom
PepsiCo Holdings Hong Kong Limited	Hong Kong
PepsiCo Holdings Luxembourg S. à r.L.	Luxembourg
PepsiCo Holdings, LLC	Russia
PepsiCo Hong Kong, LLC	United States, Delaware
PepsiCo Iberia Servicios Centrales, S.L.	Spain
PepsiCo India Holdings Private Limited	India
PepsiCo Internacional México, S. de R. L. de C. V.	Mexico
PepsiCo International Limited	United Kingdom
PepsiCo International Pte Ltd.	Singapore
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments Ltd.	Mauritius
PepsiCo Investments Luxembourg S. à r.L.	Luxembourg
PepsiCo Ireland Food & Beverages	Ireland
PepsiCo IVI S.A.	Greece
PepsiCo Japan Co., Ltd.	Japan
PepsiCo Kazakhstan LLP	Kazakhstan
PepsiCo Light B.V.	Netherlands
PepsiCo Logistyka sp. z.o.o.	Poland
PepsiCo Management Services SAS	France
PepsiCo Manufacturing, A.I.E.	Spain
PepsiCo Max B.V.	Netherlands
PepsiCo Mexico R&D Biscuits, S. de R.L. de C.V.	Mexico
PepsiCo Mexico R&D Savory, S. de R.L. de C.V.	Mexico

NAME OF ENTITY	JURISDICTION
PepsiCo Nederland B.V.	Netherlands
PepsiCo New Zealand Holdings	New Zealand
PepsiCo Nordic Finland Oy	Finland
PepsiCo Nordic Norway AS	Norway
PepsiCo NZ Finance Antilles B.V.	Curacao
PepsiCo One B.V.	Netherlands
PepsiCo Overseas Corporation	United States, Delaware
PepsiCo Pacific Trading Company, Limited	Hong Kong
PepsiCo Panimex Inc	Mauritius
PepsiCo Products B.V.	Netherlands
PepsiCo Products FLLC	Belarus
PepsiCo Property Management Limited	United Kingdom
PepsiCo Puerto Rico, Inc.	United States, Delaware
PepsiCo Russia (Bermuda) Limited	Bermuda
PepsiCo Sales, Inc.	United States, Delaware
PepsiCo Services Asia Ltd.	Thailand
PepsiCo Sterling Finance Antilles B.V.	Curacao
PepsiCo Trading (Guangzhou) Company	China
PepsiCo Twist B.V.	Netherlands
PepsiCo UK Pension Plan Trustee Limited	United Kingdom
PepsiCo UK Pension Trust Limited	United Kingdom
PepsiCo Ventas Andalucia, SL	Spain
PepsiCo Wave Holdings LLC	United States, Delaware
PepsiCo World Trading Company, Inc.	United States, Delaware
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Co., Ltd.	Thailand
Pepsi-Cola Advertising and Marketing, Inc.	United States, Delaware
Pepsi-Cola Bottlers Holding C.V.	Netherlands
Pepsi-Cola Bottling Company of Ft. Lauderdale-Palm Beach, LLC	United States, Florida
Pepsi-Cola Bottling Company Of St. Louis, Inc.	United States, Missouri
Pepsi-Cola Bottling Finance B.V.	Netherlands
Pepsi-Cola Bottling Global B.V.	Netherlands
Pepsi-Cola Company	United States, Delaware
Pepsi-Cola de Honduras S.R.L.	Honduras
Pepsi-Cola East Africa Limited	United Kingdom
Pepsi-Cola Ecuador Cia. Ltda.	Ecuador
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines
Pepsi-Cola Finance, LLC	United States, Delaware
Pepsi-Cola General Bottlers Poland SP, z.o.o.	Poland
Pepsi-Cola Industrial da Amazonia Ltda.	Brazil
Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala
Pepsi-Cola International (Cyprus) Limited	Cyprus
Pepsi-Cola International (PVT) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda
Pepsi-Cola International Limited (U.S.A.)	United States, Delaware
Pepsi-Cola International, Cork	Ireland
Pepsi-Cola Kft.	Hungary
Pepsi-Cola Korea Co., Limited	Korea, Republic Of

NAME OF ENTITY	JURISDICTION
Pepsi-Cola Maghreb Sarl	Morocco
Pepsi-Cola Management and Administrative Services, Inc.	United States, Delaware
Pepsi-Cola Manufacturing (Ireland)	Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing International, Limited	Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico
Pepsi-Cola Mediterranean, Ltd.	United States, Wyoming
Pepsi-Cola Metropolitan Bottling Company, Inc.	United States, New Jersey
Pepsi-Cola Mexicana Holdings LLC	United States, Delaware
Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico
Pepsi-Cola National Marketing, LLC	United States, Delaware
Pepsi-Cola of Corvallis, Inc.	United States, Oregon
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	United States, Delaware
Pepsi-Cola Panamericana LLC	Colombia
Pepsi-Cola Panamericana S.R.L.	Peru
Pepsi-Cola Panamericana, LLC.	United States, Delaware
Pepsi-Cola Panamericana, S.R.L.	Venezuela
Pepsi-Cola Sales and Distribution, Inc.	United States, Delaware
Pepsi-Cola Sales, LLC	United States, Delaware
Pepsi-Cola SR, s.r.o.	Slovakia
Pepsi-Cola Technical Operations, Inc.	United States, Delaware
Pepsi-Cola U.K. Limited	United Kingdom
Pepsi-Cola Ukraine LLC	Ukraine
Pet Iberia SL	Spain
Pete & Johnny Limited	United Kingdom
Pine International Limited	Cayman Islands
Pine International LLC	United States, Delaware
Pinstripe Leasing, LLC	United States, Delaware
PISSA Colombia Ltda.	Colombia
Planters U.K. Limited	United Kingdom
PlayCo, Inc.	United States, Delaware
Plemzavod "Za mir I trud", OJSC	Russia
PR Beverages Bermuda Holding Ltd.	Bermuda
PR Beverages Cyprus (Russia) Holding Limited	Cyprus
PR Beverages Cyprus Holding Limited	Cyprus
PRB Luxembourg International S. à r.L.	Luxembourg
PRB Luxembourg S. à r.L.	Luxembourg
Prestwick LLC	United States, Delaware
Prev PepsiCo Sociedade Previdenciaria	Brazil
Productos Industrializados Saltillo, S. de R.L. de C.V.	Mexico
Productos S.A.S. C.V.	Netherlands
Productos SAS Management B.V.	Netherlands
Promociones Cara o Cruz, C.A.	Venezuela
PRS, Inc.	United States, Delaware
PSE Logistica S.R.L.	Argentina
PT Quaker Indonesia	Indonesia
Punch N.V.	Curacao

NAME OF ENTITY	JURISDICTION
Punica Getranke GmbH	Germany
Q O Puerto Rico, Inc.	Puerto Rico
QBU Marketing Services, S. de R.L. de C.V.	Mexico
QBU Trading Company, S. de R.L. de C.V.	Mexico
QFL OHQ Sdn. Bhd.	Malaysia
QTG Development, Inc.	United States, Delaware
QTG Services, Inc.	United States, Delaware
QuadGat Beverage Company (Europe) Limited	Cyprus
Quadrant-Amroq Beverages Moldova S.A.	Moldova, Republic of
Quadrant-Amroq Bottling Company (Europe) Limited	Cyprus
Quaker Beverages Italia S.p.A	Italy
Quaker Development B.V.	Netherlands
Quaker European Beverages, LLC	United States, Delaware
Quaker European Investments B.V.	Netherlands
Quaker Foods	United Kingdom
Quaker Global Investments B.V.	Netherlands
Quaker Holdings (UK) Limited	United Kingdom
Quaker Manufacturing, LLC	United States, Delaware
Quaker Oats Asia, Inc.	United States, Delaware
Quaker Oats Australia Pty Ltd	Australia
Quaker Oats B.V.	Netherlands
Quaker Oats Capital Corporation	United States, Delaware
Quaker Oats Europe LLC	United States, Delaware
Quaker Oats Europe, Inc.	United States, Delaware
Quaker Oats Limited	United Kingdom
Quaker Peru S.R.L.	Peru
Quaker Sales & Distribution, Inc.	United States, Delaware
Quaker Trading Limited	United Kingdom
Ramenskoe Moloko Co. Ltd.	Russia
Rare Fare Foods, Inc.	United States, Delaware
Rasines Inversiones, S.L.	Spain
Read Finance S.a r.l.	Luxembourg
Rebujito Inversiones, S.L.	Spain
Rolling Frito-Lay Sales, LP	United States, Delaware
Ronkas Inversiones, S.L.	Spain
S & T of Mississippi, Inc.	United States, Mississippi
S.C. Quadrant - Amroq Beverages S.R.L.	Romania
S.C. Star Foods E.M. S.R.L.	Romania
S.C. Vitarom Impex S.R.L.	Romania
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua
Sabritas y Compania, SCA	El Salvador
Sabritas, LLC	United States, Delaware
Sabritas, S. de R.L. de C.V.	Mexico
Sakata Rice Snacks Australia Pty Ltd	Australia
Sandora Holdings B.V.	Netherlands
Saudi Snack Foods Company Limited	Saudi Arabia
Seepoint Holdings Ltd.	Cyprus

NAME OF ENTITY	JURISDICTION
Senrab	Ireland
Serenitatis Limited	Gibraltar
Servicios Andinos 0906, S.R.L.	Venezuela
Servicios Chipiga, S. de R.L. de C.V.	Mexico
Servicios Gamesa Puerto Rico, L.L.C.	Puerto Rico
Servicios GBF, Sociedad de Responsabilidad Limitada	Honduras
Servicios GFLG y Compania Limitada	Guatemala
Servicios Harinera Monterrey, S.A. de C.V.	Mexico
Seven-Up Asia, Inc.	United States, Missouri
Seven-Up Europe Limited	United Kingdom
Seven-Up Light B.V.	Netherlands
Seven-Up Nederland B.V.	Netherlands
Shanghai PepsiCo Snack Company Limited	China
Shanghai YuHo Agricultural Development Co., Ltd	China
Sharepower, Inc.	United States, Delaware
Shoebill, LLC	United States, Delaware
SIH International LLC	United States, Delaware
Simba (Proprietary) Limited	South Africa
Simba Quix Swaziland (Pty) Limited	Swaziland
Smartfoods, Inc.	United States, Delaware
Smiths Crisps Limited	United Kingdom
Snack Food Investments GmbH	Switzerland
Snack Food Investments II GmbH	Switzerland
Snack Food Investments Limited	Bermuda
Snack Food-Beverage Asia Products Limited	Hong Kong
Snacks America Latina S.R.L.	Peru
Snacks Guatemala, Ltd.	Bermuda
Sobol Aqua CJSC	Russia
South Beach Beverage Company, Inc.	United States, Delaware
South Properties, Inc.	United States, Illinois
Sportmex Internacional, S.A. de C.V.	Mexico
Spruce Limited	Cayman Islands
Stacy's Pita Chip Company, Incorporated	United States, Massachusetts
Star Foods Bulgaria EOOD	Bulgaria
Stepplan Inversiones, S.L.	Spain
Stokely-Van Camp, Inc.	United States, Indiana
Strategic Beverages (Thailand) Co., Ltd.	Thailand
SVC Logistics, Inc.	United States, Delaware
SVC Manufacturing, Inc.	United States, Delaware
SVE Russia Holdings GmbH	Germany
Tanglewood Finance S. à r.L.	Luxembourg
Tastes of Adventures Pty Limited	Australia
Tasty Foods S.A.	Greece
TFL Holdings, LLC	United States, Delaware
The Concentrate Manufacturing Company Of Ireland	Ireland
The Gatorade Company	United States, Delaware
The Gatorade Company of Australia Pty Limited	Australia
The Original Pretzel Company Pty Limited	Australia

NAME OF ENTITY	JURISDICTION
The Pepsi Bottling Group (Canada) ULC	Canada
The Quaker Oats Company	United States, New Jersey
The Radical Fruit Company of New York	Ireland
The Smith's Snackfood Company Limited	Australia
Tobago Snack Holdings, LLC	United States, Delaware
Tropicana Alvalle SL	Spain
Tropicana Beverages Greater China Limited	Hong Kong
Tropicana Beverages Limited	Hong Kong
Tropicana Europe N.V.	Belgium
Tropicana Manufacturing Company, Inc.	United States, Delaware
Tropicana Products Sales, Inc.	United States, Delaware
Tropicana Products, Inc.	United States, Delaware
Tropicana Services, Inc.	United States, Florida
Tropicana Transportation Corp.	United States, Delaware
Tropicana United Kingdom Limited	United Kingdom
Troya-Ultra LLC	Russia
Trud, OJSC	Russia
Tuymazinskiy Molokozavod OJSC	Russia
UAB Lithuanian Snacks	Lithuania
United Foods Companies Restaurantes S.A.	Brazil
Veurne Snack Foods BVBA	Belgium
Vitamin Brands Ltd.	United Kingdom
Walkers Crisps Limited	United Kingdom
Walkers Group Limited	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snack Services Limited	United Kingdom
Walkers Snacks (Distribution) Limited	United Kingdom
Walkers Snacks Limited	United Kingdom
Wesellsoda Inversiones, S.L.	Spain
Whitman Corporation	United States, Delaware
Whitman Insurance Co. Ltd.	United States, Vermont
Wimm Bill Dann Finance Cyprus Ltd.	Cyprus
Wimm-Bill-Dann Beverages OJSC	Russia
Wimm-Bill-Dann Brands Co. Ltd.	Russia
Wimm-Bill-Dann Central Asia-Almaty, LLP	Kazakhstan
Wimm-Bill-Dann Finance Co. Ltd.	Russia
Wimm-Bill-Dann Foods OJSC	Russia
Wimm-Bill-Dann Georgia Ltd.	Georgia
Wimm-Bill-Dann Netherlands B.V.	Netherlands
Wimm-Bill-Dann OJSC	Russia
Wimm-Bill-Dann Ukraine, OJSC	Ukraine
Wotsits Brands Limited	United Kingdom
Zavety Ilyicha, OJSC	Russia